Annual Report

December 31, 2000

T. Rowe Price
Equity Income Portfolio

Dear Investor

In what will be remembered as one of the most tumultuous years in recent history, the stock market limped to the finish line with its first loss in several years and its worst overall showing in more than two decades. During the year, the Fed maintained a generally restrictive monetary policy, the economy showed signs of deceleration, and once high-flying sectors finally experienced the effects of gravity. In this challenging environment, your portfolio enjoyed a strong year as value stocks returned to favor.

Performance Comparison

Periods Ended 12/31/00                          6 Months            12 Months
--------------------------------------------------------------------------------

Equity Income Portfolio                           16.24%               13.05%

S&P 500 Stock Index                                -8.72                -9.11

Lipper Variable Annuity Underlying
Equity Income Funds Average                         8.72                 6.74

As shown in the table, the portfolio posted a 16.24% gain for the six-month period ended December 31, 2000, comfortably ahead of both the unmanaged Standard & Poor's 500 Stock Index and the Lipper category of similarly managed funds. For the 12 months, we were gratified by the fund's strong competitive return of 13.05%, which easily outpaced both benchmarks.

Investors Rediscover Quality

The most notable story of 2000 was the return to earth of the most aggressive market sectors and the consequent reevaluation of risk tolerance by investors. In a nutshell, a lot of people lost a ton of money betting on companies that, as hindsight clearly shows, should never have attracted the capital that had been heaped upon them to begin with. The rapid rise and fall of companies such as priceline.com, Amazon.com, and a bevy of other dot-coms has been extensively chronicled. This crescendo of speculation reached a high point last summer when one of the small telecommunications equipment start-ups in our region, admittedly one with good prospects, went public and within days had a market capitalization greater than that of General Motors. The unholy alliance between entrepreneurs, venture capitalists, and the unwitting public has, in many cases, come to a sad ending. This unwinding process resulted in the worst performance for the Nasdaq Composite (down nearly 40%) since the benchmark was created in 1971. The good news in all of this is that such carnage has undoubtedly created some interesting investment opportunities for us to consider.

Many of the beneficiaries of this difficult environment were companies with defensive characteristics and those that appeared, according to our assessment, to be undervalued. Companies with predictable revenue and earnings streams fared especially well in the turmoil of 2000. After all, at the beginning of the year, who would have guessed that the best-performing S&P sector would be the electric and gas utility industry?

YEAR-END DISTRIBUTIONS

On December 12, your Board of Directors declared an income dividend of $0.09 per share, a long-term capital gain distribution of $0.73, and a short-term capital gain distribution of $0.09. The dividend and capital gain distributions were paid on December 14, 2000, to shareholders of record on December 12.

PORTFOLIO REVIEW

Over the last six months, holdings in the utility, health care, consumer products, financial, and energy sectors helped the portfolio's performance. The largest allocation was to energy and utilities at 21% of net assets, followed by financial and consumer nondurables at 19% and 18%, respectively. These sectors provided positive returns in the second half of the year when many stocks struggled. The portfolio also benefited from continued merger and acquisition activity, such as the acquisitions of Fort James, J.P. Morgan, and Honeywell International. Despite the strong return, we also had some losers in the portfolio, including Xerox and Lucent Technologies. Fortunately, some of the better-performing positions more than offset our less successful selections.

Security Diversification

                                                               As of 12/31/00
Business Services and Transportation                                        4
Capital Equipment and Process Industries
  and Basic Materials                                                      10
Technology                                                                  7
Consumer Services and Cyclicals                                            13
Financial                                                                  19
Energy and Utilities                                                       21
Consumer Nondurables                                                       18
Reserves                                                                    8

Based on net assets as of 12/31/00.                                       100

Maintaining a Balanced Course

As can be seen in the Major Portfolio Changes table following this letter, we made several transactions that are representative of how we manage the portfolio. Many of the positions we reduced or eliminated during the past six months had generated good returns over the time we held the stocks. Holdings eliminated from the portfolio during the past six months were Fort James and Merck. Our general strategy is to reduce position size when price appreciation results in less attractive valuations for the shares. For example, as Duke Energy's price rose last year, its relative valuation appeal (the relationship between upside potential and downside risk) became less attractive, and we trimmed our stake. On the other hand, the stocks of companies like Sprint and Hewlett-Packard had declined fairly sharply, increasing the appeal of their relative valuations, which induced us to initiate positions in the shares. Honeywell International's price declined so sharply in the first half of the year that General Electric decided its relative valuation and strategic appeal was compelling enough to buy Honeywell in its entirety.

In making these portfolio adjustments, we slightly increased the portfolio's volatility relative to the S&P 500. As the market's value structure has changed, it makes sense for us to take on slightly more risk. For example, at certain levels, some technology companies may offer better opportunities as value plays than utility stocks that have appreciated strongly.

The Fund's Profile Remains Conservative

As shown in the Financial Profile table, our holdings sell at a substantial discount to the overall market. As always, we remain attracted to stocks whose levels of relative valuation (in terms of price/earnings, price/cash flow, and dividend yield) appear to offer a good combination of upside potential and tolerable downside risk. We have always been attracted to relatively inexpensive stocks, and our commitment to value investing continues to be a cornerstone of the portfolio's investment approach.

Financial Profile
                                                  Equity Income
                                                      Portfolio       S&P 500
--------------------------------------------------------------------------------

Current Yield                                              2.3%         1.2%

Price/Book Ratio                                           3.3X         5.9X

Price/Earnings Ratio
(2001 estimated EPS)                                      16.2X        24.0X

Historical Beta
(based on monthly
returns for 5 years)                                       0.60         1.00


OUTLOOK

Following last year's correction in overextended areas of the market, general stock valuations have become more reasonable. The 9% decline in the S&P 500 and the 39% pullback in the Nasdaq Composite have drained much of the speculative excess that was evident a year ago. These price contractions have created a number of interesting investment opportunities for us. As we write this letter, all eyes are on the economy and on Washington to see how severe the economic slowdown will be, and what steps the Federal Reserve and the new administration will take to stimulate a renewal of economic growth. Much of the pain now seems to be behind us, and negative investor sentiment is fairly widespread - a bullish sign. While further market turbulence is likely, we believe there are many good investment opportunities offering above-average dividend yields and reasonable prospects for capital appreciation over the intermediate term.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

Brian C. Rogers
President and chairman of the portfolio's Investment Advisory Committee

January 18, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the investment program.

Portfolio Highlights
Twenty-Five Largest Holdings
                                                             Percent of
                                                             Net Assets
                                                               12/31/00
-------------------------------------------------------------------------------

Mellon Financial                                                    2.4%

Exxon Mobil                                                         2.0

American Home Products                                              1.8

BP Amoco                                                            1.7

Fannie Mae                                                          1.5

Texaco                                                              1.5

SBC Communications                                                  1.5

3M                                                                  1.5

Lockheed Martin                                                     1.5

Union Pacific                                                       1.5

Verizon Communications                                              1.5

Hershey Foods                                                       1.4

FleetBoston Financial                                               1.4

International Paper                                                 1.4

Chevron                                                             1.4

Rockwell International                                              1.4

J.P. Morgan                                                         1.3

Citigroup                                                           1.3

DuPont                                                              1.3

ALLTEL                                                              1.3

American General                                                    1.2

Bank One                                                            1.2

Gillette                                                            1.2

Wells Fargo                                                         1.2

Waste Management                                                    1.2
--------------------------------------------------------------------------------
Total                                                             36.6%
--------------------------------------------------------------------------------


Major Portfolio Changes
Six Months Ended 12/31/00
Listed in descending order of size

LARGEST PURCHASES (10)
--------------------------------------------------------------------------------

Sprint*
Hewlett-Packard*
Lucent Technologies*
Gillette
Motorola
Aon*
Intel*
Ford Motor*
Honeywell International*
AT&T

LARGEST SALES (10)
--------------------------------------------------------------------------------

Fort James**
Pharmacia
Duke Energy
General Mills
St. Paul Companies
Verizon Communications
Merck**
Kimberly-Clark
Exxon Mobil
BP Amoco
--------------------------------------------------------------------------------

* Position added.

**Position eliminated.


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Equity Income Portfolio



                                           Lipper Variable
                                        Annuity Underlying           Equity
                                             Equity Income           Income
                S&P 500 Index                Funds Average        Portfolio

03/30/1994             10,000                       10,000           10,000
12/31/1994             10,532                       10,368           10,715
12/31/1995             14,489                       13,761           14,439
12/311996               17,86                       16,343           17,263
12/31/1997             23,760                       21,270           22,244
12/31/1998             30,550                       24,203           24,262
12/31/1999             36,978                       26,467           25,164
12/31/2000             33,610                       28,309           28,447

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Equity Income Portfolio
Periods Ended 12/31/00
                                                     Since          Inception
1 Year           3 Years         5 Years         Inception               Date
--------------------------------------------------------------------------------

13.05%             8.54%          14.53%            16.74%            3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Equity Income Portfolio

                             For a share outstanding throughout each period
                      -------------------------------------------------------
                                Year Ended
                         12/31/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET VALUE
Beginning of period      $  18.73   $  19.25   $  18.59   $  15.26   $  13.21

  Investment activities
  Net investment income
  (loss)                     0.37       0.38       0.39       0.40       0.42
  Net realized and
  unrealized gain (loss)     1.95       0.33       1.27       3.94       2.13

  Total from
  investment
  activities                 2.32       0.71       1.66       4.34       2.55

Distributions
  Net investment income     (0.37)     (0.38)     (0.39)     (0.40)     (0.42)
  Net realized gain         (1.13)     (0.85)     (0.61)     (0.61)     (0.08)

  Total distributions       (1.50)     (1.23)     (1.00)     (1.01)     (0.50)

NET ASSET VALUE
End of period            $  19.55   $  18.73   $  19.25   $  18.59   $  15.26
                         -----------------------------------------------------

Ratios/Supplemental Data
Total return(diamond)       13.05%      3.72%      9.07%     28.85%     19.56%

Ratio of total expenses to
average net assets           0.85%      0.85%      0.85%      0.85%      0.85%

Ratio of net investment
income (loss) to average
net assets                   1.98%      1.90%      2.15%      2.56%      2.94%

Portfolio turnover rate      38.7%      32.6%      18.2%      20.5%      17.4%

Net assets, end of period
(in thousands)           $645,106   $595,433   $526,952   $344,724   $103,751

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price Equity Income Portfolio
December 31, 2000

                                                     Shares/Par        Value
--------------------------------------------------------------------------------
                                                            In thousands
COMMON STOCKS 91.2%

FINANCIAL 18.6%

Bank and Trust 9.8%
  Bank of America                                        90,700   $    4,161

Bank One                                                218,427        8,000

Firstar                                                 117,400        2,729

FleetBoston Financial                                   247,517        9,297

J.P. Morgan                                              51,100        8,457

Mellon Financial                                        313,000       15,396

Mercantile Bankshares                                    98,850        4,260

National City                                           115,400        3,318

Wells Fargo                                             141,660        7,889

                                                                      63,507

Insurance 5.9%
American General                                         98,500        8,028

Aon                                                     101,500        3,476

Chubb                                                    81,400        7,041

Lincoln National                                         95,300        4,509

SAFECO                                                  144,500        4,755

St. Paul Companies                                       65,776        3,573

UnumProvident                                           242,200        6,509

                                                                      37,891

Financial Services 2.9%
Citigroup                                               165,264        8,439

Fannie Mae                                              115,200        9,993

                                                                      18,432

Total Financial                                                      119,830


UTILITIES 9.9%

Telephone 6.2%

ALLTEL                                                  133,500        8,336

AT&T                                                    217,900        3,772

BellSouth                                               112,200        4,593

SBC Communications                                      207,668        9,916

Sprint                                                  192,000        3,900

Verizon Communications                                  188,842        9,466

                                                                      39,983

Electric Utilities 3.7%
Duke Energy                                              35,600        3,035

Exelon                                                   86,912        6,102

FirstEnergy                                             144,720        4,568

Niagara Mohawk *                                        137,600        2,296

Reliant Energy                                           52,200        2,261

Southern                                                168,200   $    5,592

                                                                      23,854

Total Utilities                                                       63,837


CONSUMER NONDURABLES 17.7%

Cosmetics 1.8%

Gillette                                                219,900        7,944

International Flavors &
Fragrances                                              184,200        3,741

                                                                      11,685

Beverages 0.9%

Brown-Forman (Class B)                                   87,000        5,786

                                                                       5,786

Food Processing 5.2%
Campbell                                                141,800        4,910

General Mills                                           144,500        6,439

Heinz                                                   130,500        6,191

Hershey Foods                                           145,000        9,334

Kellogg                                                  56,800        1,491

McCormick                                               151,300        5,456

                                                                      33,821

Hospital Supplies/Hospital Management 1.6%

Abbott Laboratories                                     129,000        6,248

Becton, Dickinson                                       112,800        3,906

                                                                      10,154

Pharmaceuticals 2.7%

American Home Products                                  179,600       11,414

Bristol-Myers Squibb                                     42,400        3,135

Pharmacia                                                46,463        2,834

                                                                      17,383

Miscellaneous Consumer Products 5.5%

Armstrong Holdings                                       57,700          119

Clorox                                                   57,900        2,055

Fortune Brands                                          159,300        4,779

Hasbro                                                  283,400        3,011

Philip Morris                                           162,200        7,137

Procter & Gamble                                         90,300        7,083

Stanley Works                                           155,800        4,859

UST                                                     225,700        6,334

                                                                      35,377

Total Consumer Nondurables                                           114,206


CONSUMER SERVICES 6.7%

General Merchandisers 1.0%

J.C. Penney                                              98,700   $    1,074

May Department Stores                                   156,400        5,122

                                                                       6,196

Specialty Merchandisers 1.2%

Albertson's                                              86,300        2,287

Toys "R" Us *                                           343,100        5,725

                                                                       8,012

Entertainment and Leisure 2.1%

Disney                                                  200,400        5,799

Hilton Hotels                                           317,300        3,332

McDonald's                                               56,100        1,907

Reader's Digest (Class A)                                57,700        2,258

                                                                      13,296

Media and Communications 2.4%

Dow Jones                                                62,900        3,562

Dun & Bradstreet *                                       64,100        1,658

Knight-Ridder                                           115,200        6,552

R.R. Donnelley                                          140,700        3,799

                                                                      15,571

Total Consumer Services                                               43,075


CONSUMER CYCLICALS 5.3%

Automobiles and Related 1.8%

Dana                                                     40,300          617

Eaton                                                    51,800        3,895

Ford Motor                                              115,200        2,700

Genuine Parts                                           171,050        4,479

                                                                      11,691

Building and Real Estate 2.3%

Rouse, REIT                                             138,000        3,519

Simon Property Group, REIT                              199,136        4,779

Starwood Hotels &
Resorts Worldwide                                       196,105        6,913

                                                                      15,211

Miscellaneous Consumer Durables 1.2%

Black & Decker                                           57,500        2,257

Eastman Kodak                                           133,000        5,237

                                                                       7,494

Total Consumer Cyclicals                                              34,396


TECHNOLOGY 6.7%

Electronic Components 1.6%

Intel                                                    83,400   $    2,507

Motorola                                                246,300        4,987

Texas Instruments                                        58,000        2,748

                                                                      10,242

Electronic Systems 0.7%

Hewlett-Packard                                         146,300        4,617

                                                                       4,617

Office Automation 0.1%

Xerox                                                   171,600          794

                                                                         794

Telecommunications 0.3%

Lucent Technologies                                     150,600        2,033

                                                                       2,033

Aerospace & Defense 3.5%

Honeywell International                                  80,300        3,799

Lockheed Martin                                         288,600        9,798

Rockwell International                                  184,600        8,792

                                                                      22,389

Information Processing 0.5%

COMPAQ Computer                                         119,400        1,797

Unisys *                                                108,700        1,590

                                                                       3,387

Total Technology                                                      43,462


CAPITAL EQUIPMENT 1.3%

Electrical Equipment 0.6%

Hubbell (Class B)                                       155,800        4,129

                                                                       4,129

Machinery 0.7%

Cooper Industries                                        49,767        2,286

Illinois Tool Works                                      34,600        2,061

                                                                       4,347

Total Capital Equipment                                                8,476


BUSINESS SERVICES AND TRANSPORTATION 5.1%

Miscellaneous Business Services 2.2%

H&R Block                                                77,100        3,190

Moody's                                                 128,200        3,293

Waste Management                                        276,672        7,678

                                                                      14,161

Railroads 2.0%

Norfolk Southern                                        245,200   $    3,264

Union Pacific                                           187,100        9,496

                                                                      12,760

Computer Service & Software 0.9%

BMC Software *                                           66,300          928

Microsoft *                                             107,200        4,653

                                                                       5,581

Total Business Services and Transportation                            32,502


ENERGY 10.8%

Energy Services 0.5%

Baker Hughes                                             72,700        3,022

                                                                       3,022

Integrated Petroleum - Domestic 3.1%

Amerada Hess                                             81,000        5,918

BP Amoco ADR                                            232,196       11,116

USX-Marathon                                            116,400        3,230

                                                                      20,264

Integrated Petroleum - International 6.1%

Chevron                                                 104,650        8,836

Exxon Mobil                                             144,961       12,603

Royal Dutch Petroleum ADR                               126,600        7,667

Texaco                                                  159,900        9,934

                                                                      39,040

Exploration & Production 1.1%

Unocal                                                  190,000        7,351

                                                                       7,351

Total Energy                                                          69,677


PROCESS INDUSTRIES 8.5%

Diversified Chemicals 2.7%

Dow Chemical                                            131,200        4,805

DuPont                                                  172,700        8,344

Hercules                                                225,800        4,304

                                                                      17,453

Specialty Chemicals 3.2%
3M                                                       81,500        9,821

Great Lakes Chemical                                    132,800        4,938

Pall                                                    264,800        5,644

                                                                      20,403

Paper and Paper Products 2.3%

International Paper                                     217,353   $    8,871

Kimberly-Clark                                           61,800        4,368

Mead                                                     63,400        1,989

                                                                      15,228

Forest Products 0.3%

Georgia-Pacific                                          59,040        1,838

                                                                       1,838

Total Process Industries                                              54,922


BASIC MATERIALS 0.6%

Metals 0.6%

Newmont Mining                                           52,249          891

Phelps Dodge                                             55,400        3,092

Total Basic Materials                                     3,983

Total Common Stocks (Cost $529,162)                                  588,366


U.S. GOVERNMENT OBLIGATIONS/AGENCIES 0.4%

U.S. Treasury Bonds
  6.00%, 2/15/26                                     $  500,000          527

  6.25%, 8/15/23                                         20,000           21

U.S. Treasury Notes
  5.625%, 2/15/06                                       250,000          256

  5.75%, 8/15/03                                        400,000          406

  5.875%, 2/15/04                                        20,000           21

  6.50%, 5/31/01                                        700,000          702

  7.00%, 7/15/06                                        400,000          435


Total U.S. Government Obligations/
Agencies (Cost $2,225)                                                 2,368


SHORT-TERM INVESTMENTS 6.4%

Money Market Funds 6.4%

Reserve Investment Fund
  6.69% #                                            41,249,196       41,249

Total Short-Term Investments
(Cost $41,249)                                                        41,249


Total Investments in Securities

98.0% of Net Assets (Cost $572,636)                               $  631,983

Other Assets Less Liabilities                                         13,123

NET ASSETS                                                        $  645,106
                                                                  ----------
Net Assets Consist of:
Accumulated net investment
income - net of distributions                                     $      (63)

Accumulated net realized gain/loss -
net of distributions                                                   5,491

Net unrealized gain (loss)                                            59,347

Paid-in-capital applicable to 32,999,353
shares of $0.0001 par value
capital stock outstanding;
1,000,000,000 shares authorized                                      580,331

NET ASSETS                                                        $  645,106
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    19.55
                                                                  ----------

#     Seven-day yield

*     Non-income producing

ADR   American Depository Receipt

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price Equity Income Portfolio
In thousands

                                                                        Year
                                                                       Ended
                                                                   12/31/2000

Investment Income (Loss)

Income
  Dividend (Net of foreign tax expense of $89)                     $  14,459
  Interest                                                             1,630

  Total income                                                        16,089

Expenses
  Investment management and administrative                             4,835

Net investment income (loss)                                          11,254

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                          30,448
  Foreign currency transactions                                          (10)

  Net realized gain (loss)                                            30,438
  Change in net unrealized gain or loss on securities                 29,048

Net realized and unrealized gain (loss)                               59,486

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  70,740

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Equity Income Portfolio
In thousands
                                                           Year
                                                          Ended
                                                       12/31/00     12/31/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                       $   11,254   $   11,004
  Net realized gain (loss)                               30,438       33,148
  Change in net unrealized gain or loss                  29,048      (26,050)

  Increase (decrease) in net assets
  from operations                                        70,740       18,102

Distributions to shareholders
  Net investment income                                 (11,326)     (11,093)
  Net realized gain                                     (34,476)     (25,635)

  Decrease in net assets from
  distributions                                         (45,802)     (36,728)

Capital share transactions*
  Shares sold                                           109,879      126,172
  Distributions reinvested                               45,802       36,728
  Shares redeemed                                      (130,946)     (75,793)

  Increase (decrease) in net assets
  from capital share transactions                        24,735       87,107

Net Assets

Increase (decrease) during period                        49,673       68,481
Beginning of period                                     595,433      526,952

End of period                                        $  645,106   $  595,433
                                                     ----------   ----------
  *Share information
  Shares sold                                             5,918        6,291
  Distributions reinvested                                2,478        1,944
  Shares redeemed                                        (7,195)      (3,817)
  Increase (decrease) in
  shares outstanding                                      1,201        4,418

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Equity Income Portfolio
December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING PRINCIPLES

     T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and discounts - Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex- dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $211,383,000 and $247,994,000, respectively, for the year ended December 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $572,636,000. Net unrealized gain aggregated $59,347,000 at period end, of which $108,985,000 related to appreciated investments and $49,638,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $431,000 was payable at December 31, 2000. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $1,477,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc.
and Shareholders of Equity Income Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 19, 2001


T. Rowe Price Equity Income Portfolio

Tax Information (Unaudited) for the Tax Year Ended 12/31/00

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $6,090,000 from short-term capital gains,

o $28,386,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $13,170,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.


T.Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP654 (2/01)
K15-052 12/31/00